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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                =================

                                    FORM 8-K

                                =================

                                 VELOCITA CORP.
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                   May 9, 2001

                         ----------------------------
                Date of report (Date of earliest event reported)

                                VELOCITA CORP.
             (exact name of registrant as specified in its charter)


         DELAWARE                                             52-2197932
   --------------------             333-39646            --------------------
      (State or other         Commission File Number       (I.R.S. Employer
      jurisdiction of                                   Identification Number)
     incorporation or
       organization)

             1800 Alexander Bell Drive, 4th Floor, Reston, VA 20191
        -----------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 262-7200
        -----------------------------------------------------------------
              (Registrant's telephone number, including area code)


        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

================================================================================



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ITEM 5.  OTHER EVENTS.

      On May 9, 2001, Velocita Corp. (the "Company") notified the holders of warrants issued pursuant to the Warrant Agreement dated May 10, 2000 by and between the Company and United States Trust Company of New York (the "Warrant Agreement") that the May 10, 2001 deadline for completing an equity offering that would prevent the issuance of additional warrants exercisable for 2,765,432 shares of the Company's common stock had been extended by thirty days in accordance with the terms of the Warrant Agreement.

      A copy of the notice has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)  None.

The following document is furnished as an Exhibit to this Current Report on Form
         8-K pursuant to Item 601 of Regulation S-K:

99.1     Notice of the Company dated May 9, 2001.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VELOCITA CORP.




                                          By:   /s/  David L. Taylor
                                                ------------------------------
                                                Name:  David L. Taylor
                                                Title: Chief Financial Officer

Date: May 10, 2001


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                                  EXHIBIT INDEX


EXHIBIT NO.       DOCUMENT DESCRIPTION


99                Notice dated May 9,  2001.